EXHIBIT 32.2

CERTIFICATION
Pursuant to 18 U.S.C Section 1350 as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital SBIC, L.P. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the Form 10-K) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company

Dated: March 22, 2007

Allen F. Grum, President of
Rand Capital Corporation
(equivalent of chief executive officer
of Rand Capital SBIC, L.P.)

Dated: March 22, 2007

Daniel P. Penberthy, Treasurer of
Rand Capital Corporation
(equivalent of chief financial officer
of Rand Capital SBIC, L.P.)

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